Share based payment arrangements - Measurement inputs (Details) - USD ($)	Apr. 12, 2018	Apr. 07, 2017
Share based payment arrangements
Share price at grant date (in dollars per share)	$ 16.15	$ 13.80
Exercise price (in dollars per share)	$ 16.15	$ 13.90
Expected volatility (as a percent)	58.40%	55.00%
Risk-free interest rate (as a percent)	2.85%	2.49%
Fair value at grant date (in dollars per share)	$ 9.74	$ 8.00